OPTIMUM FUND TRUST

Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
(each a “Fund”, and together, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated July 31, 2024

Effective as of December 31, 2024, the following will replace the information in the section of the chart entitled, "Portfolio Managers – A. Other Accounts Managed – Optimum Large Cap Value Fund – MFS”:

Optimum Large Cap Value Fund
	No. of Accounts as of November 30, 2024	Total Assets Managed	No. Of Accounts with Performance- Based-Fees	Total Assets in Accounts with Performance- Based Fees
MFS
Katherine Cannan
Registered Investment Companies	9	$73.9 billion	0	$0
Other Pooled Investment Vehicles	3	$7.6 billion	0	$0
Other Accounts	17	$7.6 billion	0	$0
Nevin Chitkara
Registered investment companies	9	$73.9 billion	0	$0
Other pooled investment vehicles	3	$7.6 billion	0	$0
Other accounts	17	$7.6 billion	0	$0
Thomas Crowley
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Effective as of January 1, 2025, the reference to William A. Grierson, CFA in the section of the chart entitled "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Growth Fund – Peregrine” is hereby deleted.

Please keep this supplement for future reference.

This Supplement is dated December 19, 2024.